                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                           _________________

                               FORM 8-K

                             CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): July 25, 2001

                           RUDDICK CORPORATION
          (Exact name of registrant as specified in its charter)

                              North Carolina
            (State or other jurisdiction of incorporation)

                                 1-6905
                      (Commission File Number)

                                56-0905940
                   (IRS Employer Identification No.)

                    301 South Tryon Street, Suite 1800
                         Charlotte, North Carolina
                 (Address of principal executive offices)

                                   28202
                                (Zip Code)

                              (704) 372-5404
             (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

     On July 25, 2001 Ruddick Corporation, a North Carolina
corporation, issued a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

     99.1         News Release disseminated on July 25, 2001 by Ruddick
                  Corporation.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RUDDICK CORPORATION

                                  By: /s/ JOHN B. WOODLIEF
                                           John B. Woodlief
                                           Vice President - Finance

Dated: July 26, 2001